                               EXHIBIT 16 (24)(a)

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880


Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 26th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

             SIGNATURE/TITLE

          /s/ John R. Barmeyer
--------------------------------------
              John R. Barmeyer

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
As Director of FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK, I hereby appoint Linda Senker and Kimberly J. Smith.

333-16501                        333-77385                       333-16279

Registration Statements filed under the Investment Company Act of 1940:

811-07935

hereby ratifying and confirming on this 26th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

              SIGNATURE/TITLE

           /s/ Carol V. Coleman
 ----------------------------------------
               Carol V. Coleman

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-47527                       333-75938
333-19123                        333-52358

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935

hereby ratifying and confirming on this 3rd day of April, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

            SIGNATURE/TITLE

        /s/ Richard M. Conley
--------------------------------------
            Richard M. Conley

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
As Director of FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK, I hereby appoint Linda Senker and Kimberly J. Smith.

333-16501                        333-77385                       333-16279

Registration Statements filed under the Investment Company Act of 1940:

811-03427                        811-07935

hereby ratifying and confirming on this 27th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

           SIGNATURE/TITLE

      /s/ Michael W. Cunningham
------------------------------------
          Michael W. Cunningham

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.


SOUTHLAND LIFE INSURANCE COMPANY:
As Controller of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 26th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

              SIGNATURE/TITLE

      /s/ Shari Enger, Vice President
      Finance/Controller
---------------------------------------------
          Shari A. Enger

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
As Director of FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK, I hereby appoint Linda Senker and Kimberly J. Smith.

333-16501                        333-77385                       333-16279

Registration Statements filed under the Investment Company Act of 1940:

811-07935

hereby ratifying and confirming on this 25th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                 SIGNATURE/TITLE

          /s/  Stephen J. Friedman
----------------------------------------------
               Stephen J. Friedman

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director, President and Chief Executive Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-47527                       333-75938
333-19123                        333-52358

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935

hereby ratifying and confirming on this 25th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

            SIGNATURE/TITLE

       /s/  James R. Gelder
 ------------------------------------
            James R. Gelder

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-47527                       333-75938
333-19123                        333-52358

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935

hereby ratifying and confirming on this 25th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

           SIGNATURE/TITLE

      /s/  Ulric Haynes, Jr.
------------------------------------
           Ulric Haynes, Jr.

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director and Chief Financial Officer of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448                          33-75976                        33-88722
2-52449                          33-75978                        33-88724
33-02339                         33-75980                        33-89858
33-34370                         33-75982                        33-91846
33-34583                         33-75984                        333-01107
33-42555                         33-75986                        333-09515
33-60477                         33-75988                        333-15817
33-61897                         33-75990                        333-24645
33-62473                         33-75992                        333-27337
33-63611                         33-75994                        333-30694
33-64277                         33-75996                        333-34014
33-64331                         33-75998                        333-37448
33-75248                         33-76000                        333-48774
33-75954                         33-76002                        333-49176
33-75956                         33-76004                        333-49593
33-75958                         33-76018                        333-49495
33-75960                         33-76024                        333-56297
33-75962                         33-76026                        333-60016
33-75964                         33-79118                        333-69574
33-75966                         33-79122                        333-72079
33-75968                         33-81216                        333-84299
33-75970                         33-87642                        333-75062
33-75972                         33-87932                        333-87305
33-75974                         33-88720                        333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-02512            811-02513             811-04536             811-05906

811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director and Chief Financial Officer of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella;
Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-22723
33-62481                         33-80750                        333-49581
33-63611                         33-81010                        333-87131


Registration Statements filed under the Investment Company Act of 1940:

811-08582

GOLDEN AMERICAN LIFE INSURANCE COMPANY:
As Director and Chief Financial Officer of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23512                         333-30180                       333-66745
33-28755                         333-33914                       333-66757
33-34827                         333-33924                       333-67660
33-59261                         333-57212                       333-68138
33-87272                         333-57218                       333-70600
333-23351                        333-59398                       333-70602
333-28679                        333-59408                       333-35592
333-28765                        333-63692                       333-76150
333-28769                        333-63694                       333-95457

Registration Statements filed under the Investment Company Act of 1940:

811-05626

EQUITABLE LIFE INSURANCE COMPANY OF IOWA:
As Director and Chief Financial Officer of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:
As Director and Chief Financial Officer of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          33-69892                        333-47094
33-57244                         333-18517                       333-69431
33-65870

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director and Chief Financial Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-47527                       333-75938
333-19123                        333-52358

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935

NORTHERN LIFE INSURANCE COMPANY:
As Director and Chief Financial Officer of NORTHERN LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella and
Julie Rockmore.

Registration Statements filed under the Securities Act of 1933:

33-90474                         333-83772                       333-83774
333-32948


Registration Statements filed under the Investment Company Act of 1940:

811-09002

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director and Chief Financial Officer of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-72753                        333-34404                       33-78444
33-74190                         333-50278
33-88148                         333-73464
333-34402                        333-90577

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director and Chief Financial Officer of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 26th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

           SIGNATURE/TITLE

        /s/  Wayne R. Huneke
 ---------------------------------------
             Wayne R. Huneke

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
As Director of FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK, I hereby appoint Linda Senker and Kimberly J. Smith.

333-16501                        333-77385                       333-16279

Registration Statements filed under the Investment Company Act of 1940:

811-07935

hereby ratifying and confirming on this 27th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

              SIGNATURE/TITLE

         /s/  Andrew J. Kalinowski
----------------------------------------------
              Andrew J. Kalinowski

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
As Director of FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK, I hereby appoint Linda Senker and Kimberly J. Smith.

333-16501                        333-77385                       333-16279

Registration Statements filed under the Investment Company Act of 1940:

811-07935

hereby ratifying and confirming on this 27th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

          SIGNATURE/TITLE

       /s/  Bernard Levitt
-----------------------------------------
            Bernard Levitt

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448                          33-75976                        33-88722
2-52449                          33-75978                        33-88724
33-02339                         33-75980                        33-89858
33-34370                         33-75982                        33-91846
33-34583                         33-75984                        333-01107
33-42555                         33-75986                        333-09515
33-60477                         33-75988                        333-15817
33-61897                         33-75990                        333-24645
33-62473                         33-75992                        333-27337
33-63611                         33-75994                        333-30694
33-64277                         33-75996                        333-34014
33-64331                         33-75998                        333-37448
33-75248                         33-76000                        333-48774
33-75954                         33-76002                        333-49176
33-75956                         33-76004                        333-49593
33-75958                         33-76018                        333-49495
33-75960                         33-76024                        333-56297
33-75962                         33-76026                        333-60016
33-75964                         33-79118                        333-69574
33-75966                         33-79122                        333-72079
33-75968                         33-81216                        333-84299
33-75970                         33-87642                        333-75062
33-75972                         33-87932                        333-87305
33-75974                         33-88720                        333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-02512            811-02513           811-04536                 811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint
Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-22723
33-62481                         33-80750                        333-49581
33-63611                         33-81010                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

GOLDEN AMERICAN LIFE INSURANCE COMPANY:
As Director of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23512                         333-30180                       333-66745
33-28755                         333-33914                       333-66757
33-34827                         333-33924                       333-67660
33-59261                         333-57212                       333-68138
33-87272                         333-57218                       333-70600
333-23351                        333-59398                       333-70602
333-28679                        333-59408                       333-35592
333-28765                        333-63692                       333-76150
333-28769                        333-63694                       333-95457

Registration Statements filed under the Investment Company Act of 1940:

811-05626

FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
As Director of FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK, I hereby appoint Linda Senker and Kimberly J. Smith.

333-16501                        333-77385                       333-16279

Registration Statements filed under the Investment Company Act of 1940:

811-07935

EQUITABLE LIFE INSURANCE COMPANY OF IOWA:
As Director of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:
As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          33-69892                        333-47094
33-57244                         333-18517                       333-69431
33-65870

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-47527                       333-75938
333-19123                        333-52358

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935

NORTHERN LIFE INSURANCE COMPANY:
As Director of NORTHERN LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella and Julie Rockmore.

Registration Statements filed under the Securities Act of 1933:

33-90474                         333-83772                       333-83774
333-32948

Registration Statements filed under the Investment Company Act of 1940:

811-09002

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-72753                        333-34404                       33-78444
33-74190                         333-50278
33-88148                         333-73464
333-34402                        333-90577

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 29th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                 SIGNATURE/TITLE


              /s/  Randy Lowery
-------------------------------------------------
                   P. Randall Lowery

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director and President of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448                          33-75976                        33-88722
2-52449                          33-75978                        33-88724
33-02339                         33-75980                        33-89858
33-34370                         33-75982                        33-91846
33-34583                         33-75984                        333-01107
33-42555                         33-75986                        333-09515
33-60477                         33-75988                        333-15817
33-61897                         33-75990                        333-24645
33-62473                         33-75992                        333-27337
33-63611                         33-75994                        333-30694
33-64277                         33-75996                        333-34014
33-64331                         33-75998                        333-37448
33-75248                         33-76000                        333-48774
33-75954                         33-76002                        333-49176
33-75956                         33-76004                        333-49593
33-75958                         33-76018                        333-49495
33-75960                         33-76024                        333-56297
33-75962                         33-76026                        333-60016
33-75964                         33-79118                        333-69574
33-75966                         33-79122                        333-72079
33-75968                         33-81216                        333-84299
33-75970                         33-87642                        333-75062
33-75972                         33-87932                        333-87305
33-75974                         33-88720                        333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-02512          811-02513             811-04536                811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director and President of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore,
Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-22723
33-62481                         33-80750                        333-49581
33-63611                         33-81010                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

GOLDEN AMERICAN LIFE INSURANCE COMPANY:
As Director of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23512                         333-30180                       333-66745
33-28755                         333-33914                       333-66757
33-34827                         333-33924                       333-67660
33-59261                         333-57212                       333-68138
33-87272                         333-57218                       333-70600
333-23351                        333-59398                       333-70602
333-28679                        333-59408                       333-35592
333-28765                        333-63692                       333-76150
333-28769                        333-63694                       333-95457

Registration Statements filed under the Investment Company Act of 1940:

811-05626

EQUITABLE LIFE INSURANCE COMPANY OF IOWA:
As Director of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          33-69892                        333-47094
33-57244                         333-18517                       333-69431
33-65870

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341

NORTHERN LIFE INSURANCE COMPANY:
As Director, President and Chief Executive Officer of NORTHERN LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella and Julie Rockmore.

Registration Statements filed under the Securities Act of 1933:

33-90474                         333-83772                       333-83774
333-32948

Registration Statements filed under the Investment Company Act of 1940:

811-09002

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-72753                        333-34404                       33-78444
33-74190                         333-50278
33-88148                         333-73464
333-34402                        333-90577

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 1st day of April, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                      SIGNATURE/TITLE

              /s/  Thomas J. McInerney
------------------------------------------------------
                   Thomas J. McInerney

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Treasurer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-47527                       333-75938
333-19123                        333-52358

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935

NORTHERN LIFE INSURANCE COMPANY:
As Treasurer of NORTHERN LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella and Julie Rockmore.

Registration Statements filed under the Securities Act of 1933:

33-90474                         333-83772                       333-83774
333-32948

Registration Statements filed under the Investment Company Act of 1940:

811-09002

hereby ratifying and confirming on this 26th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                  SIGNATURE/TITLE

            /s/  David S. Pendergrass
-------------------------------------------------------
                 David S. Pendergrass

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-47527                       333-75938
333-19123                        333-52358

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935

hereby ratifying and confirming on this 26th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                   SIGNATURE/TITLE

            /s/ Fioravante G. Perrotta
--------------------------------------------------------
                Fioravante G. Perrotta, Director

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
As President and Chief Executive Officer of FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK, I hereby appoint Linda Senker and Kimberly J. Smith.

333-16501                        333-77385                       333-16279

Registration Statements filed under the Investment Company Act of 1940:

811-07935

hereby ratifying and confirming on this 28th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                  SIGNATURE/TITLE

             /s/  Stephen J. Preston
-------------------------------------------------------
                  Stephen J. Preston

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448                 33-75976              33-88722
2-52449                 33-75978              33-88724
33-02339                33-75980              33-89858
33-34370                33-75982              33-91846
33-34583                33-75984              333-01107
33-42555                33-75986              333-09515
33-60477                33-75988              333-15817
33-61897                33-75990              333-24645
33-62473                33-75992              333-27337
33-63611                33-75994              333-30694
33-64277                33-75996              333-34014
33-64331                33-75998              333-37448
33-75248                33-76000              333-48774
33-75954                33-76002              333-49176
33-75956                33-76004              333-49593
33-75958                33-76018              333-49495
33-75960                33-76024              333-56297
33-75962                33-76026              333-60016
33-75964                33-79118              333-69574
33-75966                33-79122              333-72079
33-75968                33-81216              333-84299
33-75970                33-87642              333-75062
33-75972                33-87932              333-87305
33-75974                33-88720              333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-02512               811-02513             811-04536             811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                33-63657              333-22723
33-62481                33-80750              333-49581
33-63611                33-81010              333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

GOLDEN AMERICAN LIFE INSURANCE COMPANY:
As Director and Chief Executive Officer of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23512                333-30180             333-66745
33-28755                333-33914             333-66757
33-34827                333-33924             333-67660
33-59261                333-57212             333-68138
33-87272                333-57218             333-70600
333-23351               333-59398             333-70602
333-28679               333-59408             333-35592
333-28765               333-63692             333-76150
333-28769               333-63694             333-95457

Registration Statements filed under the Investment Company Act of 1940:

811-05626

EQUITABLE LIFE INSURANCE COMPANY OF IOWA:
As Director and Chief Executive Officer of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:
As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          33-69892                        333-47094
33-57244                         333-18517                       333-69431
33-65870

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-47527                       333-75938
333-19123                        333-52358

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935

NORTHERN LIFE INSURANCE COMPANY:
As Director of NORTHERN LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella and Julie Rockmore.

Registration Statements filed under the Securities Act of 1933:

33-90474                         333-83772                       333-83774
333-32948

Registration Statements filed under the Investment Company Act of 1940:

811-09002

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director and Chief Executive Officer of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-72753                        333-34404                       33-78444
33-74190                         333-50278
33-88148                         333-73464
333-34402                        333-90577

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director and Chief Executive Officer of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 26th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                   SIGNATURE/TITLE

             /s/  Robert C. Salipante
--------------------------------------------------------
                  Robert C. Salipante

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

GOLDEN AMERICAN LIFE INSURANCE COMPANY:
As President of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23512                         333-30180                       333-66745
33-28755                         333-33914                       333-66757
33-34827                         333-33924                       333-67660
33-59261                         333-57212                       333-68138
33-87272                         333-57218                       333-70600
333-23351                        333-59398                       333-70602
333-28679                        333-59408                       333-35592
333-28765                        333-63692                       333-76150
333-28769                        333-63694                       333-95457

Registration Statements filed under the Investment Company Act of 1940:

811-05626

EQUITABLE LIFE INSURANCE COMPANY OF IOWA:
As President of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:
As President of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie, Linda

Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          33-69892                        333-47094
33-57244                         333-18517                       333-69431
33-65870

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As President of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-72753                        333-34404                       33-78444
33-74190                         333-50278
33-88148                         333-73464
333-34402                        333-90577

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director and President of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976

hereby ratifying and confirming on this 3rd day of April, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

               SIGNATURE/TITLE

         /s/  Chris D. Schreier
---------------------------------------------------
              Chris D. Schreier

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75976               33-88722
2-52449               33-75978               33-88724
33-02339              33-75980               33-89858
33-34370              33-75982               33-91846
33-34583              33-75984               333-01107
33-42555              33-75986               333-09515
33-60477              33-75988               333-15817
33-61897              33-75990               333-24645
33-62473              33-75992               333-27337
33-63611              33-75994               333-30694
33-64277              33-75996               333-34014
33-64331              33-75998               333-37448
33-75248              33-76000               333-48774
33-75954              33-76002               333-49176
33-75956              33-76004               333-49593
33-75958              33-76018               333-49495
33-75960              33-76024               333-56297
33-75962              33-76026               333-60016
33-75964              33-79118               333-69574
33-75966              33-79122               333-72079
33-75968              33-81216               333-84299
33-75970              33-87642               333-75062
33-75972              33-87932               333-87305
33-75974              33-88720               333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-02512             811-02513              811-04536              811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:
As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749              33-63657               333-22723
33-62481              33-80750               333-49581
33-63611              33-81010               333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

GOLDEN AMERICAN LIFE INSURANCE COMPANY:
As Director of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23512              333-30180              333-66745
33-28755              333-33914              333-66757
33-34827              333-33924              333-67660
33-59261              333-57212              333-68138
33-87272              333-57218              333-70600
333-23351             333-59398              333-70602
333-28679             333-59408              333-35592
333-28765             333-63692              333-76150
333-28769             333-63694              333-95457

Registration Statements filed under the Investment Company Act of 1940:

811-05626


FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
As Director of FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK, I hereby appoint Linda Senker and Kimberly J. Smith.

333-16501             333-77385              333-16279

Registration Statements filed under the Investment Company Act of 1940:

811-07935

EQUITABLE LIFE INSURANCE COMPANY OF IOWA:
As Director of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:
As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          33-69892                        333-47094
33-57244                         333-18517                       333-69431
33-65870

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-47527                       333-75938
333-19123                        333-52358

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935

NORTHERN LIFE INSURANCE COMPANY:
As Director of NORTHERN LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella and Julie Rockmore.

Registration Statements filed under the Securities Act of 1933:

33-90474                         333-83772                       333-83774
333-32948

Registration Statements filed under the Investment Company Act of 1940:

811-09002

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-72753                        333-34404                       33-78444
33-74190                         333-50278
33-88148                         333-73464
333-34402                        333-90577

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:
As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880

Registration Statements filed under the Investment Company Act of 1940:

811-09106                         811-08976


hereby ratifying and confirming on this 27th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                SIGNATURE/TITLE

             /s/  Mark Tullis
-------------------------------------------------
                  Mark Tullis

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-47527                       333-75938
333-19123                        333-52358

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935

hereby ratifying and confirming on this 27th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                 SIGNATURE/TITLE

         /s/ Charles B. Updike, Director
------------------------------------------------------
             Charles B. Updike

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:
As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-47527                       333-75938
333-19123                        333-52358

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


hereby ratifying and confirming on this 23rd day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                 SIGNATURE/TITLE

                /s/ Ross M. Weale
--------------------------------------------------------
                    Ross M. Weale

                                POWER OF ATTORNEY
 PURSUANT TO ITEM 601.(b)(24) OF REGULATION SK AND RULE 462(b) OF THE SECURITIES
                                   ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:
As Chief Accounting Officer of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448                 33-75976               33-88722
2-52449                 33-75978               33-88724
33-02339                33-75980               33-89858
33-34370                33-75982               33-91846
33-34583                33-75984               333-01107
33-42555                33-75986               333-09515
33-60477                33-75988               333-15817
33-61897                33-75990               333-24645
33-62473                33-75992               333-27337
33-63611                33-75994               333-30694
33-64277                33-75996               333-34014
33-64331                33-75998               333-37448
33-75248                33-76000               333-48774
33-75954                33-76002               333-49176
33-75956                33-76004               333-49593
33-75958                33-76018               333-49495
33-75960                33-76024               333-56297
33-75962                33-76026               333-60016
33-75964                33-79118               333-69574
33-75966                33-79122               333-72079
33-75968                33-81216               333-84299
33-75970                33-87642               333-75062
33-75972                33-87932               333-87305
33-75974                33-88720               333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-02512               811-02513              811-04536              811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Chief Accounting Officer of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore,
Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                33-63657               333-22723
33-62481                33-80750               333-49581
33-63611                33-81010               333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

GOLDEN AMERICAN LIFE INSURANCE COMPANY:
As Chief Accounting Officer of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23512                333-30180              333-66745
33-28755                333-33914              333-66757
33-34827                333-33924              333-67660
33-59261                333-57212              333-68138
33-87272                333-57218              333-70600
333-23351               333-59398              333-70602
333-28679               333-59408              333-35592
333-28765               333-63692              333-76150
333-28769               333-63694              333-95457

Registration Statements filed under the Investment Company Act of 1940:

811-05626


FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
As Chief Accounting Officer of FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK, I hereby appoint Linda Senker and Kimberly J. Smith.

333-16501               333-77385              333-16279

Registration Statements filed under the Investment Company Act of 1940:

811-07935

EQUITABLE LIFE INSURANCE COMPANY OF IOWA:
As Chief Accounting Officer of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:
As Chief Accounting Officer of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          33-69892                        333-47094
33-57244                         333-18517                       333-69431
33-65870

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341

SECURITY LIFE OF DENVER INSURANCE COMPANY:
As Chief Accounting Officer of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-72753                        333-34404                       33-78444
33-74190                         333-50278
33-88148                         333-73464
333-34402                        333-90577

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

hereby ratifying and confirming on this 26th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                           SIGNATURE/TITLE

            /s/  David A. Wheat
--------------------------------------------------------
                 David A. Wheat
      Senior Vice President & Corporate Controller